UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 23, 2005

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800 Bethesda, MD 20817
(Address of Principal Executive Offices) (Zip Code)

10400 Fernwood Road, Suite 300 Bethesda, MD 20817
(Former Address of Principal Executive Offices)(Former Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into Material Definitive Agreement.

On November 23, 2005, an affiliate of DiamondRock Hospitality Company (“DiamondRock”) entered into a definitive agreement to acquire the Orlando Airport Marriott Hotel, located in Orlando, Florida, from the Teacher’s Retirement System of the State of Illinois.  The total acquisition price is $70 million and the acquisition is expected to be consummated on December 15, 2005; however, DiamondRock has the option of extending the closing by 30 days.  The closing is subject to customary closing conditions.

Marriott International, Inc. will manage the hotel following the acquisition pursuant to a thirty year management agreement that a subsidiary of our taxable REIT subsidiary (the “Tenant”) has entered into with Marriott.  Pursuant to the management agreement, our Tenant has agreed to pay Marriott a base management fee of 3% of gross revenues and an incentive management fee of 20% of hotel operating profits in excess of a priority return equal to 10.75% of the capital invested in the hotel by us.  The incentive management fee increases to 25% during a ten year period starting in 2011.  In addition, Marriott has agreed to pay our Tenant $1 million in “key money” and an additional $1 million in the event that our Tenant fails to receive an agreed upon financial return from the hotel in 2006.

We expect to spend approximately $11.5 million in renovations at the hotel over the next eighteen months, approximately $1 million of which will be funded through the FF&E escrow.

ITEM 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Hotel Purchase and Sale Agreement between DiamondRock Orlando Airport, LLC and Teacher’s Retirement System of the State of Illinois, dated October 11, 2005.

10.2	First Amendment to Hotel Purchase and Sale Agreement between DiamondRock Orlando Airport, LLC and Teacher’s Retirement System of the State of Illinois, dated November 23, 2005.

99.1	Press Release dated November 29, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: November 29, 2005	By:	/s/ Michael D. Schecter

Michael D. Schecter
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Hotel Purchase and Sale Agreement between DiamondRock Orlando Airport, LLC and Teacher’s Retirement System of the State of Illinois, dated October 11, 2005.

10.2	First Amendment to Hotel Purchase and Sale Agreement between DiamondRock Orlando Airport, LLC and Teacher’s Retirement System of the State of Illinois, dated November 23, 2005.

99.1	Press release dated November 29, 2005.